                            SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 VIASAT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  VIASAT, INC.
                               2290 COSMOS COURT
                           CARLSBAD, CALIFORNIA 92009

                          NOTICE OF ANNUAL MEETING OF
                        STOCKHOLDERS AND PROXY STATEMENT

To the Stockholders of ViaSat, Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of ViaSat, Inc. (the "Company"), will be held at the Del Mar Hilton, 15575 Jimmy Durante Boulevard, Del Mar, California on Wednesday, September 2, 1998 at 8:30 a.m. for the following purposes:

     1. To elect two directors for a three-year term to expire at the 2001 Annual Meeting of Stockholders. The present Board of Directors of the Company has nominated and recommends for election as directors the following two persons:

                                JEFFREY M. NASH
                                  B. ALLEN LAY

     2. To consider and vote upon a proposal to approve and adopt The 1996 Equity Participation Plan of ViaSat, Inc., as amended and restated herein (the "Equity Plan").

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on July 6, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

     Accompanying this Notice of Annual Meeting is a proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /S/ MARK D. DANKBERG
                                          Mark D. Dankberg
                                          Chairman of the Board
                                          and Chief Executive Officer

Carlsbad, California
July 27, 1998

                                  VIASAT, INC.
                               2290 COSMOS COURT
                           CARLSBAD, CALIFORNIA 92009

                                PROXY STATEMENT

     The Board of Directors of the Company is soliciting the enclosed proxy for use at the Annual Meeting of Stockholders to be held on September 2, 1998, at 8:30 a.m., at the Del Mar Hilton, 15575 Jimmy Durante Boulevard, Del Mar, California. This Proxy Statement was first mailed to stockholders on or about July 27, 1998.

     All stockholders who find it convenient to do so are cordially invited to attend the meeting in person. In any event, please complete, sign, date and return the proxy in the enclosed envelope.

     A proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the proxy, or by executing a later proxy or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted for the election of the Board's nominees for director and for approval and adoption of the Equity Plan. Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast".

     Stockholders of record at the close of business on July 6, 1998 will be entitled to vote at the meeting. As of that date, 7,972,032 shares of common stock, par value $.0001 per share ("Common Stock"), of the Company were outstanding. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Company, represented in person or by proxy at the meeting, constitutes a quorum. A plurality of the votes cast at the meeting is required to elect directors, and a majority of the votes cast at the meeting is required to approve and adopt the Equity Plan.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and proxy will be borne by the Company.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of five members. The Company's Amended and Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with staggered terms of office and provide that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. At this meeting, two nominees for director are to be elected as Class II directors for a three-year term expiring at the 2001 Annual Meeting of Stockholders. The nominees are Jeffrey M. Nash and B. Allen Lay. The one Class I and two Class III directors have two years and one year, respectively, remaining on their terms in office. If no contrary indication is made, proxies in the accompanying form are to be voted for Mr. Nash and Mr. Lay or, in the event that Mr. Nash and/or Mr. Lay is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by the Board of Directors to fill such vacancies. Mr. Nash and Mr. Lay are members of the present Board of Directors.

INFORMATION REGARDING DIRECTORS

     Set forth below is certain information concerning the nominees to the Board of Directors, as well as those directors whose terms are continuing after the meeting.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                     FOR A THREE-YEAR TERM EXPIRING AT THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS

                    NAME                      AGE   PRESENT POSITION WITH THE COMPANY
                    ----                      ---   ---------------------------------
Jeffrey M. Nash.............................  50                Director
B. Allen Lay................................  63                Director

     DR. JEFFREY M. NASH has been a director of the Company since 1987. Since 1994, he has been President of Digital Perceptions Inc., a consulting and software development firm serving the defense, communications, general aviation and commercial computer industries. From August 1995 to December 1997, he was President, Chief Executive Officer and a director of TransTech Information Management Systems, Inc., a privately-held company which produced software and mobile systems for the towing and recovery industry. From 1989 to 1994, he was the Chief Executive Officer and President of Visqus Corporation as well as Conner Technology, Inc., both subsidiaries of Conner Peripherals, Inc. Dr. Nash is currently a director of REMEC, Inc., a publicly-held company which manufactures microwave multi-function modules, Tiernan Communications, Inc., a privately-held company manufacturing high definition television equipment, Prisa Networks, a privately-held company manufacturing fiber channel networking products for high-end storage area networks and ORINCON Technology Inc., a privately-held defense and commercial technical services and software company. He also serves as a Director and Chairman of the Board for Esscor, Inc., a privately-held electrical utility power plant simulator company.

     B. ALLEN LAY has been a director of the Company since 1996. Since 1983, he has been a General Partner of Southern California Ventures ("SCV"), a venture capital company. Mr. Lay is currently a director of PairGain Technology, Inc., a publicly-held telecommunications company, Kofax Imaging Systems, a publicly-held document imaging systems company, Helisys, Inc., a publicly-held rapid prototyping systems company, Physical Optics Corporation, a privately-held optical systems company and Waveband Corporation, a privately-held milimeter wave scanning antennas and sensor company.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                              TERM EXPIRING AT THE
                      1999 ANNUAL MEETING OF STOCKHOLDERS

                   NAME                      AGE   PRESENT POSITION WITH THE COMPANY
                   ----                      ---   ---------------------------------
Mark D. Dankberg...........................  43     Chairman, President and CEO
James F. Bunker............................  64               Director

     MARK D. DANKBERG was a founder of the Company and has served as Chairman of the Board, President and Chief Executive Officer of the Company since its inception in May 1986. Prior to founding the Company, he was Assistant Vice President of M/A-COM Linkabit, a manufacturer of satellite telecommunications equipment, from 1979 to 1986 and Communications Engineer for Rockwell International from 1977 to 1979. Mr. Dankberg holds B.S.E.E. and M.E.E. degrees from Rice University.

     JAMES F. BUNKER has been a director of the Company since February 1997. In July 1998, Mr. Bunker was named President and Chief Executive Officer of Objective Communications, Inc., a publicly-held desktop video conferencing company. Since 1993, Mr. Bunker has served as President of Windsor Consulting Group, a privately held emerging technology and business transition consulting company. From 1991 to 1993, he served as President of the VideoCipher division of General Instruments, Inc. Prior to 1991, Mr. Bunker held several senior management positions at M/A-Com Linkabit. Mr. Bunker received a B.S. degree in Electrical Engineering from Northeastern University and completed the Sloan School Senior Executive Program.

                              TERM EXPIRING AT THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS

                    NAME                      AGE   PRESENT POSITION WITH THE COMPANY
                    ----                      ---   ---------------------------------
Robert W. Johnson...........................  48                Director

     DR. ROBERT W. JOHNSON has been a director of the Company since 1986. Dr. Johnson has been self-employed as a private investor from 1988 to the present. From 1983 to 1988, Dr. Johnson was a Principal of SCV. Dr. Johnson currently is a director of STAC Inc., a publicly-held company which manufactures semiconductors and software for data storage and communications, and TimeLine Vista, a privately-held company which manufactures professional Audio equipment.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended March 31, 1998, the Board of Directors held five meetings. In that year, each director attended at least 75% of the aggregate of all meetings held by the Board of Directors and all meetings held by all committees of the Board on which such director served.

     The Company has an Audit Committee currently consisting of Messrs. Johnson and Lay. The Audit Committee held one meeting subsequent to the completion of the fiscal 1998 audit. The Audit Committee's responsibilities include, among other things, reviewing the selection of independent certified public accountants and meeting with the accountants regarding their management letters and the annual audit.

     The Company has a Compensation Committee currently consisting of Messrs. Nash and Bunker. The Compensation Committee held two meetings during fiscal 1998. The responsibilities of the Compensation Committee include, among other things, reviewing, approving and reporting to the Board the Company's compensation policies with respect to its executive officers, reviewing the Company's overall compensation policy and making recommendations with respect thereto, and administering the Company's stock based compensation plans.

COMPENSATION OF DIRECTORS

     Directors of the Company are reimbursed for expenses actually incurred in attending meetings of the Board of Directors and its committees. Each independent director at the time of initial election to the Board of Directors is granted an option to purchase 7,500 shares of Common Stock and on the date of each annual meeting is granted an option to purchase 4,000 shares of Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends a vote FOR the nominees listed above. Proxies solicited by the Company will be so voted unless stockholders specify otherwise on their proxy cards.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of July 6, 1998, by: (i) each director and nominee for director; (ii) each of the Company's executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all other stockholders known by the Company to be beneficial owners of more than five percent of its Common Stock. Unless otherwise indicated, the address for each of the stockholders listed below is c/o ViaSat, Inc., 2290 Cosmos Court, Carlsbad, California 92009.

                                                             AMOUNT AND NATURE             PERCENT
                         NAME                            OF BENEFICIAL OWNERSHIP(1)    BENEFICIAL OWNED
                         ----                            --------------------------    ----------------
Mark D. Dankberg.......................................            828,799                  10.36%
Steven R. Hart.........................................            612,047                   7.67
Robert W. Johnson......................................            267,482                   3.35
Mark J. Miller.........................................            265,979                   3.33
Thomas E. Carter (2)...................................            205,831                   2.58
Gregory D. Monahan.....................................            200,040                   2.50
B. Allen Lay (3).......................................            178,159                   2.23
Jeffrey M. Nash........................................            171,440                   2.15
Andrew M. Paul.........................................             73,864                    .93
Robert L. Barrie.......................................             12,298                    .15
James F. Bunker........................................              4,834                    .06
Frank Drdek............................................                 --                     --
All directors and executive officers as a group (12
  persons).............................................          2,820,773                  34.82

---------------
(1) Includes the following shares issuable upon the exercise of outstanding stock options which are exercisable within 60 days of July 6, 1998 ("Option Shares"): Mr. Dankberg -- 27,939 Option Shares; Mr. Hart -- 7,570 Option Shares; Dr. Johnson -- 6,402 Option Shares; Mr. Miller -- 7,403 Option Shares; Mr. Carter -- 15,490 Option Shares; Mr. Monahan -- 29,531 Option Shares; Mr. Lay -- 6,402 Option Shares; Dr. Nash -- 6,402 Option Shares; Mr. Paul -- 9,098 Option Shares; Mr. Barrie -- 10,000 Option Shares; and Mr. Bunker -- 3,834 Option Shares.

(2) Includes (i) 1,466 shares of Common Stock held by Janna C. Carter Education Trust, (ii) 1,466 shares of Common Stock held by Michelle L. Carter Education Trust, and (iii) 1,466 shares of Common Stock held by Bradley T. Carter Education Trust.

(3) Includes (i) 15,200 shares of Common Stock held by Lay Charitable Remainder Unitrust, and (ii) 15,100 shares of Common Stock held by Lay Living Trust.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The information set forth below is submitted with respect to each of the Company's executive and other principal officers.

       NAME           AGE                              POSITION
       ----           ---                              --------
Mark D. Dankberg      43     Chairman of the Board, President and Chief Executive Officer
Gregory D. Monahan    52     Vice President, Chief Financial Officer and General Counsel
Thomas E. Carter      44     Vice President and General Manager of Electronics Systems
                             Group
Andrew M. Paul        42     Vice President -- Commercial Business Development
James P. Collins      54     Vice President -- Business Development of Electronics
                             Systems Group
Mark J. Miller        38     Vice President, Chief Technical Officer and Secretary
Steven R. Hart        44     Vice President -- Engineering and Chief Technical Officer
Robert L. Barrie      54     Vice President -- Operations
Frank J. Drdek        51     Vice President -- Human Resources

     Mr. Dankberg was a founder of the Company and has served as Chairman of the Board, President and Chief Executive Officer of the Company since its inception in May 1986. Prior to founding the Company, he was Assistant Vice President of M/A-COM Linkabit, a manufacturer of satellite telecommunications equipment, from 1979 to 1986 and Communications Engineer for Rockwell International from 1977 to 1979. Mr. Dankberg holds B.S.E.E. and M.E.E. degrees from Rice University.

     Mr. Monahan has served as Vice President, Chief Financial Officer and General Counsel of the Company since December 1988. Prior to joining the Company, Mr. Monahan was Assistant Vice President of M/A-COM Linkabit from 1978 to 1988. Mr. Monahan holds a J.D. degree from the University of San Diego and B.S.M.E. and M.B.A. degrees from the University of California, Berkeley.

     Dr. Carter has served as Vice President and General Manager of Electronics Systems Group since March 1997 and as Vice President of Engineering since November 1990. Prior to joining the Company, Dr. Carter served in several positions including Business Area Manager, Program Manager and System Engineering Department Manager in the Military Electronics and Avionics Division of TRW Inc. Dr. Carter holds a Ph.D. in Electrical Engineering from the University of Southern California and B.S.E.E. and M.S.E.E. degrees from Rice University.

     Mr. Paul has served as Vice President -- Commercial Business Development since March 1997 and as Vice President -- Commercial Operations of the Company since March 1993. Prior to joining the Company, Mr. Paul served as Vice President and General Manager of the Western Region of Evernet Systems, Inc., a computer network integrator, from 1992 to 1993. Previously, Mr. Paul was Vice President of Sales at ComStream Corp. from 1989 to 1992. Mr. Paul holds a B.A. degree from Stanford University.

     Mr. Collins has served as Vice President -- Business Development of Electronics Systems Group since March 1997 and Vice President of Business Development since December 1988. Prior to joining the Company, Mr. Collins was Assistant Vice President of M/A-COM Linkabit from 1982 to 1988. Mr. Collins was a Director of Marketing while at General Dynamics from 1976 to 1982 and prior to that served on active duty in the U.S. Army for ten years. Mr. Collins currently serves in the U.S. Army Reserve as a Brigadier General. He holds a B.A. degree from Hofstra University and an M.S. degree in Geodetic Science from Ohio State University.

     Mr. Miller was a founder of the Company and has served as Vice President and Chief Technical Officer of the Company since 1993 and as Engineering Manager and Secretary since 1986. Prior to joining the Company, Mr. Miller was a Staff Engineer at M/A-COM Linkabit from 1983 to 1986. Mr. Miller holds a B.S.E.E. degree from the University of California, San Diego and a M.S.E.E. degree from the University of California, Los Angeles.

     Mr. Hart was a founder of the Company and has served as Vice
President -- Engineering and Chief Technical Officer since March 1997, as Vice President and Chief Technical Officer since 1993 and as

Engineering Manager since 1986. Prior to joining the Company, Mr. Hart was a Staff Engineer and Manager at M/A-COM Linkabit from 1982 to 1986. Mr. Hart holds a B.S. in Mathematics from the University of Nevada, Las Vegas and a M.A. in Mathematics from the University of California, San Diego.

     Mr. Barrie joined the Company in January 1997 as Vice President of Operations. Prior to joining the Company, Mr. Barrie was Vice President of Operations at Pacific Communications Sciences Inc. from 1987 to 1996. Mr. Barrie served in several positions at OAK Communications, Inc. from 1980 to 1986 including Vice President -- Program Management. Mr. Barrie was a Vice President at LaPointe Industries from 1969 to 1980. Mr. Barrie holds a B.S. degree in Business from Charter Oak State College and a M.B.A. from National University.

     Mr. Drdek joined the Company in February 1998 as the Vice President of Human Resources. Prior to joining the Company, Mr. Drdek served as Vice President of Human Resources at Proxima Corporation from January 1992 to February 1998. Mr. Drdek's previous experience includes serving as Vice President of Human Resources for Topaz/Square D Corporation and Director of Human Resources for NCR Corporation and Caterpillar Corporation. Mr. Drdek holds a B.S. degree in Business Administration from San Diego State University and a business teaching credential from Palomar College.

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning compensation paid by the Company to or on behalf of the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers in fiscal 1998, 1997, and 1996. Unless otherwise indicated, all references in this Proxy Statement to a fiscal year refer to the fiscal year ending on March 31. For example, references to fiscal 1998 refer to the fiscal year beginning on April 1, 1997 and ending on March 31, 1998.

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                       FISCAL YEAR       ------------
                                                       COMPENSATION       NUMBER OF
                                                    ------------------    SECURITIES
                                           FISCAL                         UNDERLYING       ALL OTHER
                  NAME                      YEAR     SALARY     BONUS      OPTIONS      COMPENSATION (1)
                  ----                     ------   --------   -------   ------------   ----------------
Mark D. Dankberg                            1998    $218,000   $81,000      15,000           $4,969
  Chairman, President                       1997     190,865    35,000      14,670            4,969
  and CEO                                   1996     165,000    35,000      14,670            5,726
Thomas E. Carter                            1998     159,600    24,400       4,000            4,846
  Vice President -- General Manager         1997     140,000    10,000       2,934            4,846
  of Electronics Systems Group              1996     131,000    10,000      40,343            4,723
Andrew M. Paul                              1998     152,431     5,000          --            2,460
  Vice President -- Commercial              1997     135,000    19,000       5,868            2,460
  Business Development                      1996     125,938     5,000       8,802            2,274
Robert L. Barrie                            1998     140,000    15,000          --               --
  Vice President -- Operations              1997      28,194        --      50,000               --
Gregory D. Monahan                          1998     137,599    10,000       2,000            4,837
  Vice President, CFO and                   1997     130,998     8,000      11,003            4,837
  General Counsel                           1996     124,000     8,000      14,670            4,703

---------------
(1) All other compensation consists of Company matching 401(k) contributions.

     The following table sets forth certain summary information concerning individual grants of stock options made during fiscal 1998 to each of the Company's executive officers named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                         VALUE AT ASSUMED
                                 --------------------------------------------------------      ANNUAL RATES OF
                                 NUMBER OF       % OF TOTAL                                      STOCK PRICE
                                 SECURITIES       OPTIONS                                     APPRECIATION FOR
                                 UNDERLYING      GRANTED TO      EXERCISE OR                   OPTION TERM(1)
                                  OPTIONS       EMPLOYEES IN     BASE PRICE    EXPIRATION   ---------------------
             NAME                 GRANTED     FISCAL YEAR 1998    PER SHARE       DATE         5%          10%
             ----                ----------   ----------------   -----------   ----------   ---------   ---------
Mark D. Dankberg                   15,000           5.57%          $14.03       5/28/07     $101,076    $285,603
Thomas Carter                       4,000           1.48            12.75       5/28/07       32,704      81,281
Andrew M. Paul                         --             --               --            --           --          --
Robert L. Barrie                       --             --               --            --           --          --
Gregory D. Monahan                  2,000           0.74            12.75       5/28/07       16,037      40,640

---------------------------
(1) These amounts represent assumed rates of appreciation in the price of the Common Stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the future price of the Common Stock and overall stock market conditions. There is no representation that the rates of appreciation reflected in this table will be achieved.

     The following table sets forth certain information concerning exercises of stock options by each of the Company's executive officers named in the Summary Compensation Table during fiscal 1998, and the number of options and value of unexercised options held by each such person at March 31, 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                               NUMBER OF                   UNDERLYING UNEXERCISED             IN-THE-MONEY
                                SHARES                       OPTIONS AT YEAR-END         OPTIONS AT YEAR-END(1)
                               ACQUIRED       VALUE      ---------------------------   ---------------------------
            NAME              ON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   ----------   -----------   -------------   -----------   -------------
Mark D. Dankberg                    --              --     15,404         28,936        $234,910       $253,655
Thomas Carter                   72,251      $1,202,575      1,027         18,009          14,028        244,401
Andrew M. Paul                  18,482         242,794      4,404          6,454          74,556         95,368
Robert L. Barrie                    --              --     10,000         40,000          70,000        280,000
Gregory D. Monahan                  --              --     20,612         13,552         334,381        179,815

---------------------------
(1) The dollar values have been calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price at March 31, 1998.

COMPENSATION PLANS

     401(k) Plan. The Company has established a tax-qualified employee savings and retirement plan (the "401(k) Plan") effective January 1990 covering all employees who have been employed by the Company for at least 90 days and who are at least 21 years of age. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by not less than 1.0% nor more than 15.0% of eligible compensation and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional cash contributions to the 401(k) Plan by the Company. The trustee under the 401(k) Plan invests the assets of the 401(k) Plan in designated investment options. The 401(k) Plan is intended to qualify under Section 401 of the Internal Revenue Code (the "Code") so that contributions to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company are deductible by the Company when made for income tax purposes.

     Employee Stock Purchase Plan. The Company has established the ViaSat, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") to assist employees of the Company in acquiring a stock ownership interest in the Company and to encourage them to remain in the employment of the Company. The Employee Stock Purchase Plan is intended to qualify under Section 423 of the Code. A maximum of 250,000 shares of Common Stock are reserved for issuance under the Employee Stock Purchase Plan. The Employee Stock Purchase Plan permits eligible employees to purchase Common Stock at a discount through payroll deductions during specified six-month offering periods. No employee may purchase more than $25,000 worth of stock in any calendar year. The price of shares purchased under the Employee Stock Purchase Plan will be equal to 85% of the fair market value of the Common Stock on the first or last day of the offering period, whichever is lower. The Employee Stock Purchase Plan is administered by the Compensation Committee. As of March 31, 1998, an aggregate of 52,092 shares of Common Stock at prices ranging from $7.65 to $11.42 were purchased under the Employee Stock Purchase Plan.

     1993 Stock Option Plan. In 1993, the Company adopted the ViaSat, Inc. 1993 Stock Option Plan (the "1993 Stock Option Plan") to enable key employees, consultants and non-employee directors of the Company to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company. The 1993 Stock Option Plan provided for aggregate option grants of up to 733,500 shares. As of March 31, 1998, options to purchase an aggregate of 217,843 shares of Common Stock at prices ranging from $0.34 to $4.50 were outstanding under the 1993 Stock Option Plan. No additional grants will be made under the 1993 Stock Option Plan.

     1996 Equity Participation Plan. In November, 1996 the Company adopted The 1996 Equity Participation Plan of ViaSat, Inc. (the "Equity Plan") to update and replace the 1993 Stock Option Plan. The Equity Plan provides for the grant to executive officers, other key employees, consultants and non-employee directors of the Company of a broad variety of stock-based compensation alternatives such as nonqualified stock options, incentive stock options, restricted stock and performance awards. For a discussion of the material terms of the Equity Plan, see "Proposal 2: Approval of the Equity Plan." As of March 31, 1998, options to purchase an aggregate of 438,475 shares of Common Stock at prices ranging from $9.00 to $18.81 were outstanding under the Equity Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     During fiscal 1998, the Compensation Committee was comprised of Messrs. Nash and Bunker. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee.

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") is responsible for administering the Company's compensation policies and practices and approves all elements of compensation for executive officers. The Committee reports regularly to the Board of Directors on its activities. In general, the compensation policies adopted by the Committee were designed to: (i) attract and retain executives capable of leading the Company to meet its business objectives and
(ii) motivate the Company's executives to enhance long-term stockholder value.

  Executive Officer Compensation

     The Company's executive compensation program is comprised of base salary, annual cash incentive bonus and long-term incentive compensation in the form of stock option grants at current market prices.

     The Company's compensation program for executive officers is designed to provide a total compensation level (including both annual and long-term incentives) that is competitive with survey companies. For executive officers recently recruited by the Company, annual compensation rates and long-term incentive awards reflect amounts necessary to attract them to the Company. The compensation program is benchmarked by using surveys of companies in the high technology industry with similar revenues and/or prospects. These companies, which are representative of the firms the Company competes with for executive talent and have jobs similar to those at the Company in magnitude, complexity and scope of responsibility, form the basis for the survey group used by the Committee.

  Components of Executive Compensation

     BASE SALARY is established by the Committee based on an executive's job responsibilities, level of experience, individual performance and contribution to the business, and information obtained from surveys. The Committee believes that the executives' base salaries are at competitive levels relative to the various markets from which the Company attracts its executive talent.

     ANNUAL CASH INCENTIVE BONUS is established by the Committee at the end of the fiscal year and is based on the Company's performance, individual performance, and compensation surveys. Bonuses awarded in prior years are also taken into consideration. The bonuses are at risk and are not arithmetically derived using a bonus formula.

     LONG-TERM INCENTIVES include awards of stock options, restricted stock, and performance awards. The objective for the awards is to align closely executive interests with the longer term interests of stockholders. These awards, which are at risk and dependent on the creation of incremental stockholder value or the attainment of cumulative financial targets over several years, represent a significant portion of the total compensation opportunity provided for the executive officers. Award sizes are based on individual performance, level of responsibility, the individual's potential to make significant contributions to the Company, and award levels at companies in the survey group. Long-term incentives granted in prior years are also taken into consideration. For fiscal 1998, the Committee determined that the only form of long-term incentive awards would be stock options. There were no restricted stock or performance awards granted during fiscal 1998.

  Compensation for the Chairman and Chief Executive Officer

     Mr. Dankberg continues to provide outstanding personal leadership as the Chief Executive Officer of the Company. Under Mr. Dankberg's direction, the Company has achieved twelve consecutive years of internally generated revenue growth and eleven consecutive years of profitability, and is well positioned to benefit from its successes in developing and deploying products which utilize Demand Assigned Multiple Access satellite networking technology. The Company's fiscal 1998 achievements in revenue growth, order backlog, product development and shipments were consistent with the Company's objectives. During fiscal 1998, Mr. Dankberg earned a base salary of $218,000. In light of the leadership he demonstrated during the year, in May 1997, the Committee granted Mr. Dankberg a stock option to purchase 15,000 shares of Common Stock at $14.03 per share (110% of the fair market value at the time of grant), and the Committee determined that Mr. Dankberg should receive a $81,000 bonus.

  Deductibility of Compensation in Excess of $1 Million Per Year

     Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company's Chief Executive Officer and any of its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. For 1998 and 1999, the Company does not anticipate that there will be nondeductible compensation for the Company positions in question. The Committee plans to continue to review the matter for 1999 and future years in order to determine the extent of possible modification to the Company's compensation arrangements.

                                          Compensation Committee

                                          Jeffrey M. Nash
                                          James W. Bunker

                               PERFORMANCE GRAPH

     The following graph shows the value of an investment of $100 in cash on December 3, 1996 in (i) the Company's Common Stock, (ii) The NASDAQ Telecommunications Index and (iii) The NASDAQ Composite Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS
                             PERFORMANCE REPORT FOR
                                  VIASAT, INC.

        MEASUREMENT PERIOD                               NASDAQ TELECOM          NASDAQ
      (FISCAL YEAR COVERED)              VIASAT               INDEX          COMPOSITE INDEX
12/3/96                                     100                 100                 100
12/31/96                                    100              102.39               99.32
3/31/97                                  104.17               95.72               93.99
6/30/97                                  161.11              117.95              110.94
9/30/97                                  230.56              137.29              129.69
12/31/97                                 151.44              145.26              120.81
3/31/98                                  197.22              184.15              141.22

                                  PROPOSAL 2:

                          APPROVAL OF THE EQUITY PLAN

     At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve and adopt The 1996 Equity Participation Plan of ViaSat, Inc., as amended and restated herein (the "Equity Plan"). The Equity Plan was initially adopted by the Company's Board of Directors and stockholders in November 1996.

DESCRIPTION OF THE PLAN

     General Nature and Purpose. The Equity Plan was adopted (i) to further the growth, development and financial success of the Company by providing additional incentives to certain of its key employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success, and
(ii) to enable the Company to retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company, by providing and offering them the opportunity to become owners of capital stock of the Company. The Equity Plan provides for the grant to executive officers, other key employees, consultants and non-employee directors of the Company of a broad variety of stock-based compensation alternatives such as nonqualified stock options, incentive stock options, restricted stock and performance awards.

     The principal features of the Equity Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the Equity Plan which is set forth as Exhibit A to this Proxy Statement.

     Administration. The Equity Plan is administered by the Compensation Committee of the Board of Directors. In addition to administering the Equity Plan, the Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Equity Plan.

     Eligibility. Any employee or consultant selected by the Compensation Committee is eligible to receive options under the Equity Plan. The Compensation Committee, in its absolute discretion, will determine among the eligible participants the individuals to whom options, restricted stock purchase rights and performance awards are to be granted and the number of shares to be subject thereto and the terms and conditions thereof.

     Grant of Options. The Compensation Committee will from time to time, in its absolute discretion, determine the number of shares to be subject to options granted to selected employees and consultants, determine whether such options are to be incentive stock options or non-qualified stock options, and determine the terms and conditions of such options, consistent with the Equity Plan.

     During the term of the Equity Plan, a person who is initially elected to the Board and who is a non-employee director at the time of such initial election automatically shall be granted an option to purchase 7,500 shares of Common Stock on the date of such initial election and an option to purchase 4,000 shares of Common Stock on the date of each annual meeting of stockholders after such initial election at which directors are elected to the Board.

     Purchase Price of Optioned Shares. The price per share of the shares subject to each option shall be set by the Compensation Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and in the case of incentive stock options and options intended to qualify as performance-based compensation the price shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. In the case of incentive stock options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof such price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted.

     Terms of Options. Options granted under the Equity Plan may not be exercised more then ten years after the date of grant, although the Compensation Committee may grant options having shorter terms. The term shall not exceed five years in the case of incentive stock options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of the Company. Except as limited by the Equity Plan or applicable law, the Compensation Committee may extend the term of any outstanding option in connection with any termination of employment or termination of consultancy of the optionee, or amend any other term or condition of such option relating to such a termination.

     Exercise of Options. Upon the exercise of an option under the Equity Plan, the optionee must make full cash payment to the Secretary of the Company for the shares with respect to which the option, or portion thereof, is exercised. However, the Compensation Committee may in its discretion allow various forms of payment which are described in detail in the Equity Plan.

     Other Stock Awards. The Equity Plan allows for various other awards including restricted stock, performance awards, dividend equivalents, deferred stock, stock payments, and stock appreciation rights ("SARs"). There have been no such awards granted since the inception of the Equity Plan.

     Amendment of the Plan. The Equity Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Compensation Committee. However, without approval of the stockholders of the Company, the Equity Plan may not be amended to (i) increase the maximum number of shares issuable upon exercise of options granted under the Equity Plan and (ii) no action of the Board or the Compensation Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule.

     Grants in 1997 and 1998. Options to purchase 175,000 and 269,450 shares of Common Stock were granted under the Equity Plan during the fiscal years ended March 31, 1997 and 1998, respectively. See "Option Grants in Last Fiscal Year" table above for a list of the options granted to each of the Company's named executive officers in fiscal 1998.

PROPOSED AMENDMENT TO THE EQUITY PLAN

     A total of 750,000 shares of Common Stock are currently reserved for issuance under the Equity Plan. The Board of Directors recommends an amendment to the Equity Plan to increase the number of shares available for issuance under the Equity Plan to 1,250,000.

     As of July 6, 1998, options to purchase an aggregate of 570,976 shares of Common Stock had been issued under the Equity Plan. Accordingly, only 179,024 shares of Common Stock were available for the issuance of new options. The Board of Directors believes that increasing the number of shares available for issuance under the Equity Plan is necessary in order for the Compensation Committee to have sufficient flexibility to carry out its responsibilities to
(i) establish compensation programs that attract, motivate and retain executive and other key employees of the Company and (ii) administer such programs in a manner that benefits the long-term interests of the Company and its stockholders.

REQUIRED VOTE TO APPROVE THE EQUITY PLAN AS RECOMMENDED BY THE BOARD OF
DIRECTORS

     The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to approve and adopt the Equity Plan. The Board of Directors unanimously recommends that the stockholders vote FOR approval and adoption of the Equity Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on their proxy cards.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The Company's financial statements for the year ended March 31, 1998 have been examined by Price Waterhouse LLP. Representatives of Price Waterhouse LLP are expected to be available at the meeting to respond to appropriate questions and to make a statement if they desire to do so. The Company will select independent accountants for the current year sometime after the meeting.

                            SECTION 16(A) REPORTING

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors, executive officers and beneficial owners of 10% or more of the Common Stock ("Reporting Persons") are required to report to the Securities and Exchange Commission on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Common Stock. Based solely on its review of such forms received by it, or written representations from certain Reporting Persons that no such forms were required, the Company is aware of the following instances of noncompliance, or late compliance, with such filing requirements during fiscal 1998 by its directors, executive officers and beneficial owners of 10% or more of the Common
Stock: In June 1998, certain of the Company's executive officers and directors filed a late Form 5 to report certain transactions.

                             STOCKHOLDER PROPOSALS

     Any proposal of a stockholder of the Company intended to be presented at the next Annual Meeting of Stockholders of the Company must be received by the Secretary of the Company not later than March 22, 1999 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. In addition, pursuant to a new rule of the Securities and Exchange Commission which became effective on June 29, 1998, if the Company has not received notice by June 5, 1999 of any matter a stockholder intends to propose for a vote at the next Annual Meeting of Stockholders, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

                                 OTHER MATTERS

     The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the meeting. If, however, any other business shall properly come before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders is being mailed with this Proxy Statement to stockholders of record on July 6, 1998. Upon request, the Company will furnish the Annual Report to any stockholder.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        LOGO
                                        Mark D. Dankberg
                                        Chairman of the Board
                                        and Chief Executive Officer

Carlsbad, California
July 27, 1998

                                                                       EXHIBIT A

                       THE 1996 EQUITY PARTICIPATION PLAN
                                       OF
                                  VIASAT, INC.

     ViaSat, Inc., a Delaware corporation, has adopted The 1996 Equity Participation Plan of ViaSat, Inc. (the "Plan"), effective October 24, 1996, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

     The purposes of this Plan are as follows:

          (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

     1.1 General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2 Award Limit. "Award Limit" shall mean Five Hundred Thousand (500,000) shares of Common Stock.

     1.3  Board. "Board" shall mean the Board of Directors of the Company.

     1.4 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

          (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
     Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

          (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     1.5  Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.6 Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 9.1.

     1.7 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $0.0001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

     1.8  Company. "Company" shall mean ViaSat, Inc., a Delaware corporation.

     1.9 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

          (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

     1.10 Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

     1.11  Director. "Director" shall mean a member of the Board.

     1.12 Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

     1.13 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.14 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.15 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

     1.16 Grantee. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

     1.17 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     1.18 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.19 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.20 Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

     1.21 Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

     1.22 Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

     1.23 Plan. "Plan" shall mean The 1996 Equity Participation Plan of ViaSat, Inc.

     1.24 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.25 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

     1.26 Restricted Stockholder. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

     1.27 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.28 Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

     1.29 Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

     1.30 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.31 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.32 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.33 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

     2.1  Shares Subject to Plan.

     (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $0.0001 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed one million two hundred fifty thousand (1,250,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Options or Stock Appreciation Rights granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

     2.2 Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III

                              GRANTING OF OPTIONS

     3.1 Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

     3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

     3.4  Granting of Options

     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

          (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

          (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

          (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

     (d) During the term of the Plan, each person who is an Independent Director as of the date of the consummation of the initial public offering of Common Stock automatically shall be granted (i) an Option to purchase Seven Thousand Five Hundred (7,500) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial public offering and (ii) an Option to purchase Four Thousand (4,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial public offering at which directors are elected to the Board. During the term of the Plan, a person who is initially elected to the Board after the consummation of the initial public offering of Common Stock and who is an Independent Director at the time of such initial election automatically shall be granted (i) an Option to purchase Seven Thousand Five Hundred (7,500) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election and (ii) an Option to purchase Four Thousand (4,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial election at which directors are elected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence. All of the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                   ARTICLE IV

                                TERMS OF OPTIONS

     4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;
(ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the price of each share subject to each Option granted to

Independent Directors on the date of the initial public offering of Common Stock shall equal the initial public offering price (net of underwriting discounts and commissions) per share of Common Stock.

     4.3 Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of Options granted to Independent Directors, the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five
(5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     4.4  Option Vesting

     (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33 1/3% on each of the first, second and third anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 10.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.

     (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     4.5 Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

     5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     5.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

     5.5 Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

     5.6  Limitations on Exercise of Options Granted to Independent
Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of twelve (12) months from the date of the Optionee's death;

          (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

          (c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

          (d) The expiration of ten (10) years from the date the Option was granted.

                                   ARTICLE VI

                           AWARD OF RESTRICTED STOCK

     6.1  Award of Restricted Stock

     (a) The Committee may from time to time, in its absolute discretion:

          (i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

          (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

     (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

     (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     6.2 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     6.3 Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

     6.4 Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in
Section 6.5.

     6.5 Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

     6.6 Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

     6.7 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     6.8 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

     7.1 Performance Awards. Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

     7.2 Equivalents. Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

     7.3 Stock Payments. Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     7.4 Deferred Stock. Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

     7.5 Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     7.6 Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

     7.7 Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     7.8  Payment on Exercise. Payment of the amount determined under Section
7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

     7.9 Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

     8.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     8.2  Coupled Stock Appreciation Rights

     (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

     (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

     (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     8.3  Independent Stock Appreciation Rights

     (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     8.4  Payment and Limitations on Exercise

     (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

     (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

     8.5 Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any

Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE IX

                                 ADMINISTRATION

     9.1 Compensation Committee. Prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. Following such registration, the Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     9.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     9.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     9.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     10.1 Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

     10.2 Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

     10.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events

     (a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

          (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

          (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

          (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

     (b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

          (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

          (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

          (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

          (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

          (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event; and

          (vii) None of the foregoing discretionary actions taken under this
     Section 10.3(b) shall be permitted with respect to Options granted under
     Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in
     Section 10.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 10.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

     (c) Subject to Section 10.3(d) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (d) With respect to Incentive Stock Options and Options and Stock Appreciation Rights intended to qualify as performance-based compensation under
Section 162(m), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

     10.4 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

     10.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     10.6 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

     10.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that
(i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

     10.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     10.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     10.10 Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     10.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     10.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

PROXY                                                                      PROXY

                                  VIASAT, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 2, 1998


     The undersigned stockholder(s) of VIASAT, INC. (the "Company") hereby constitutes and appoints Mark D. Dankberg and Greg D. Monahan, and each of them, attorneys and proxies of the undersigned, each with power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company to be held on September 2, 1998, and at any adjournment or postponement thereof, according to the number of shares of common stock of the Company which the undersigned may be entitled to vote, and with all powers which the undersigned would possess if personally present, as follows:

     THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AND FOR APPROVAL AND ADOPTION OF THE EQUITY PLAN, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

                          (continued on reverse side)



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
                                  ViaSat, Inc.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/



1. Election of Directors:
                                                       For  Withheld  Abstain
   Jeffrey M. Nash                                     / /    / /

   B. Allen Lay                                        / /    / /

2. Approval and adoption of the Equity Plan, as
   described in the accompanying Proxy Statement.      / /    / /       / /

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned revokes any prior proxy at such meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged.

               Dated: ------------------------, 1998
               -------------------------------------
               -------------------------------------
                   (Signature(s) of stockholders)

               Please sign exactly as name appears
               herein. When shares are held by joint
               tenants, both should sign; when signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized partner.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIASAT, INC.
              PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE
                         POSTAGE-PAID ENVELOPE ENCLOSED
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